UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RUTH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Ruth’s Hospitality Group, Inc. will meet with investors at the Piper Sandler 40th Annual Virtual Consumer Marketplace Conference on June 4, 2020.  During these meetings, the Company plans to share the following information with investors and analysts.

•	During April 2020, the operating status of the restaurants was as follows:
o	Company-owned and managed restaurants - 56 operating take-out and delivery and 30 closed;
o	Franchisee-owned restaurants - 14 dining rooms open, 28 operating take-out and delivery and 31closed.

•	As of June 5, 2020, the operating status of the restaurants is expected to be as follows:
o	Company-owned and managed restaurants - 35 dining rooms open, 29 operating take-out and delivery only, and 22 closed with plans to open an additional 9dining rooms by mid-June;
o	Franchisee-owned restaurants - 48 dining rooms open, 7 operating take-out and delivery only and 17 closed.
•

During the Company’s 4-week fiscal period ending May 31, 2020, average weekly sales were $30.6 thousand at Company-owned restaurants operating with open dining rooms or take-out and delivery. The average weekly sales during May 2019 was $106.4 thousand.

•	The Company has not experienced any significant disruptions to its beef supply; however, it did experience beef inflation in May 2020 and currently expects continued inflation in June 2020.
•	As of June 1, 2020, the Company had a cash balance of $102.8 million, a debt balance under its senior credit facility of $138.5 million and outstanding letters of credit of $4.6 million.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: June 4, 2020	By:	/s/ Arne G. Haak
Arne G. Haak
Executive Vice President and Chief Financial Officer